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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): March 17, 2003

                     Oregon Trail Ethanol Coalition, L.L.C.
                     --------------------------------------
             (Exact name of Registrant as specified in its charter)

                Nebraska                        333-97451                   47-0843892
      ----------------------------          ----------------           --------------------
      (State or other jurisdiction            (Commission               (I.R.S. Employer
           of incorporation)                  File Number)             Identification No.)

          102 West 6th Street
                Box 267
          Davenport, Nebraska                                                   68335
      ----------------------------                                     ---------------------
(Address of principal executive offices)                                     (Zip Code)

Registrant's telephone number, including area code: (402) 364-2591

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Item 1.  Changes in Control of Registrant.

Not Applicable.

Item 2.  Acquisition or Disposition of Assets.

Not Applicable.

Item 3.  Bankruptcy or Receivership

Not Applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

Not Applicable.

Item 5.  Other Events.

     On March 17, 2003, the Oregon Trail Ethanol Coalition, L.L.C. ("OTEC") Board of Directors approved the proposed termination of the Agency Agreement and Financial Services Agreement with U.S. Bancorp Piper Jaffray, Inc. and the negotiation and execution of a new Agency Agreement and a new Financial Services Agreement with Northland Securities, Inc., Minneapolis, Minnesota. This action was taken in response to the decision of the individual representative, Mark Fisler, who was the primary contact with U.S. Bancorp Piper Jaffray working with OTEC, to change employment from U.S. Bancorp Piper Jaffray to Northland Securities, Inc. and the desire of the OTEC Board to continue with Mr. Fisler, when he moves to Northland Securities, Inc. Based on information provided by Mr. Fisler, OTEC believes that the effective date of Mr. Fisler's change in employment will be on or about March 21, 2003.

     As a result of Mr. Fisler's change in employment and the Board's decision to engage Mr. Fisler's new employer, Northland Securities, Inc., OTEC must file a Post-Effective Amendment to its Registration Statement which will be reviewed by the U.S. Securities and Exchange Commission ("SEC"), and the change in placement agents for OTEC's offering must receive appropriate regulatory approval from the National Association of Securities Dealers, Inc. ("NASD"). No further distribution of prospectuses, sales efforts, community meetings, marketing or advertising can occur until the OTEC Post-Effective Amendment is declared effective by the SEC and NASD regulatory approval is received.

     The terms of the termination arrangement with U.S. Bancorp Piper Jaffray are not yet finalized, but OTEC currently expects that the parties will mutually agree to a termination of the Agency Agreement and the Financial Services Agreement, and that OTEC will enter into substantially similar agreements with Northland Securities, Inc. The finalized termination agreement with U.S. Bancorp Piper Jaffray and Agency Agreement and Financial Services Agreement with Northland Securities, Inc. will be filed as exhibits to OTEC's Post-Effective Amendment.

Item 6.  Resignation of Registrant's Directors.

Not Applicable.

Item 7.  Financial Statements and Exhibits

None.

Item 8.  Change in Fiscal Year

Not Applicable.

Item 9.  Regulation FD Disclosure

Not Applicable.

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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                            OREGON TRIAL ETHANOL COALITION, L.L.C.




Dated:  March 18, 2003   By: /s/ Mark L. Jagels
                             ---------------------------------------------------
                             Mark L. Jagels, Chairman of the Board and President